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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MP3.com, Inc.
             (Exact name of registrant as specified in its charter)


              Delaware                               33-0840026
(State of Incorporation or Organization)   (I.R.S. Employer Identification no.)

          10350 Science Center Drive, Building 14, San Diego, CA 92121
              (Address of principal executive offices) (zip code)

If this form relates to the registration of a class of pursuant to Section 12(b) of the Exchange Act effective upon filing pursuant to General Act and is effective pursuant to General Instruction Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange and is effective pursuant to General Instruction Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:      333-78545
                                                                                ---------------
                                                                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to                    Name of Each Exchange on Which
        be so Registered                       Each Class is to be Registered
     ----------------------                    ------------------------------
              None


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                         ------------------------------
                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated by reference to the section entitled "Description of Capital Stock" on page 54 of the preliminary prospectus contained in Registrant's Amendment No. 4 to Registration Statement on Form S-1 filed with the Commission on July 12, 1999 (No. 333-78545), as amended.

ITEM 2.             EXHIBITS.

       Exhibit
       Number       Description
       -------      -----------
       1.           Specimen Common Stock Certificate.(1)

       2.           Registrant's Restated Certificate of Incorporation.(2)

       3.           Registrant's Amended and Restated Bylaws.(3)


(1) Filed with the Securities and Exchange Commission as exhibit 4.2 to Registrant's Form S-1 Registration Statement, No. 333-78545, as amended, and incorporated herein by reference.

(2) Filed with the Securities and Exchange Commission as exhibit 3.3 to Registrant's Form S-1 Registration Statement, No. 333-78545, as amended, and incorporated herein by reference.

(3) Filed with the Securities and Exchange Commission as exhibit 3.5 to Registrant's Form S-1 Registration Statement, No. 333-78545, as amended, and incorporated herein by reference.





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                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    MP3.COM, INC.
                                        (Registrant)




Date:    July 13, 1999               By:    /s/ STEVEN M. PRZESMICKI
                                           ------------------------------------
                                           Steven M. Przesmicki
                                           Secretary